15. Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 15 – Income taxes

Our effective tax rate differs from the statutory federal income tax rate, primarily as a result of the changes in valuation allowance, nondeductible permanent differences, credits, and state income taxes.

A reconciliation of the federal statutory income tax to our effective income tax is as follows:

	2020	2019

Federal statutory rates	$(532,794)	$(666,864)
State income taxes	(224,281)	(280,718)
Permanent differences	57	154,332
Valuation allowance against net deferred tax assets	757,018	793,250
Effective rate	$–	$–

The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities at December 31, 2020 and 2019 is presented below:

	2020	2019
Deferred income tax asset
Net operating loss carryforwards	$2,704,332	$1,947,748
Interest	40,261	39,827
Total deferred income tax asset	2,744,593	1,987,575
Less: valuation allowance	(2,744,593)	(1,987,575)
Total deferred income tax asset	$–	$–

The Company recognizes valuation allowances to reduce deferred tax assets to the amount that is more likely than not to be realized. The Company’s net deferred income tax asset is not more likely than not to be realized due to the lack of sufficient sources of future taxable income and cumulative losses that have resulted over the years. During the year ended December 31, 2020 the valuation allowance increased by $757,018.

As of December 31, 2020, we had cumulative net operating loss carryforwards for federal and state income tax purposes of $9,062,776, and available tax credit carryforwards of approximately $1,903,183 for federal income tax purposes, which can be carried forward to offset future taxable income. The federal net operating loss carryforwards consists of $6,527,307 of losses incurred prior to January 1, 2020 and which can be used to offset 100% of future taxable income and, $2,535,469 of losses incurred after January 1, 2020, which can be used to offset up to 80% of taxable income in subsequent years.